Exhibit 10.20

Transfer Agreement of Rights and Obligations

Transfer Agreement of Rights and Obligations

Agreement No. : [ ECARX-ZC108-20220613-001         ]

This Agreement is signed by the following three parties in Binjiang District, Hangzhou, China (the "Place of Signing") on March 1, 2022 (the "Effective Date") :

Party A：Ecarx（Hubei）Technology Co.,Ltd

Registered address: Part B, Building 7, Qidixiexin High-tech Park, Innovation Valley, Southern Taizi Lake, Wuhan economic and technological development zone

Party B: HaleyTek AB

Registered address: THERES SVENSSONS GATA 7, 417 55 Gothenburg

Party C: ECARX (Hubei) Tech Co.,Ltd.

Registered address: No. B1336, Chuanggu Startup Area, Taizi Lake Cultural Digital Industrial Park, No. 18 Shenglong Road, Wuhan economic and technological development zone, Hubei ,PRC.

Party A, Party B and Party C hereinafter individually referred to as "Party" and collectively as "Three Parties" or "Parties".

Whereas, Party A and Party B have entered into the Agreements set forth in the Appendix (hereinafter referred to as "Original Agreements"). The rights and obligations of Party A within the term of the Original Agreements are generally transferred to Party C through friendly negotiation among the Parties. In order to facilitate the transfer of rights and obligations under the Agreement, the Parties reach the following agreement through friendly negotiation and hereby abide by it.

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Transfer Agreement of Rights and Obligations

1. As of the Effective Date, Party A’s rights and obligations agreed in the Original Agreements shall be generally transferred to Party C, and Party C agrees the transfer. Party A shall withdraw from the agreements with Party B and cease to be the subject of rights and obligations under the Original Agreements. After the transfer, party B and Party C, as the subjects of the Original Agreements, shall continue to perform the Original Agreements.

2.The transactions already occurred under the Original Agreements before the Effective Date shall still be settled by Party A and Party B.

3. This Agreement is supplementary to the Original Agreements. In case of any inconsistency with the Original Agreements, this Agreement shall prevail.

4. This Agreement is written in both Chinese language and English language. The English language and the Chinese language shall be of equal legal effect. In case there is any conflict between the Chinese language and the English language, the English language shall prevail. This Agreement has been entered into in six (3) original copies, of which each party shall receive two (1) original copies.

5. This Agreement shall come into force upon being sealed by the three Parties as of the effective date stated on the first page.

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Transfer Agreement of Rights and Obligations

Appendix: Original Agreements

No.	Agreement No.	Agreement Name
1		MASTER COMMERCIALLIZATION AGREEMENT
	ECARX-ZHHT-20211109-0038	Software order - GEEA2.0

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Transfer Agreement of Rights and Obligations

IN WITNESS THEREOF the Parties hereto have entered into this Agreement.

Party A：Ecarx（Hubei）Technology Co.,Ltd

Signed by:/s/ Ecarx（Hubei）Technology Co., Ltd

Title:

Party B: HaleyTek AB

Signed by:/s/ Jan-Erik Larsson /s/ Tomas Brattberg

Title: CEO CFO

Party C: ECARX (Hubei) Tech Co., Ltd.

Signed by: /s/ ECARX (Hubei) Tech Co., Ltd.

Title:

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